                                                                   Exhibit 99.1

STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS


I, James Hagedorn, state and attest that:

     (1) To the best of my knowledge, based upon a review of the covered reports of the Scotts Company, and, except as corrected or supplemented in a subsequent covered report:


          o No covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed): and

          o No covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

     (2) I have reviewed the contents of this statement with the Company's Audit Committee.

     (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

          o The Annual Report on Form 10-K of The Scotts Company for the fiscal year ended September 30, 2001;

          o All reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of The Scotts Company filed with the Commission subsequent to the filing of the Form 10-K identified above; and

          o    Any amendments to the foregoing.



/s/ James Hagedorn                         Subscribed and sworn to
James Hagedorn                             before me this 8th day of
President, Chief Executive Officer         August 2002.
Date:  August 8, 2002


                                           /s/ A. Sue Hughes
                                           Notary Public



                                           My Commission Expires: June 4, 2006



                                       4